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                                                                   EXHIBIT 10.xx


                              SIDE LETTER AGREEMENT
                         REGARDING AUDIT CERTIFICATION

                                October 23, 1996

RE:  Loan No.    371-9901
     Property:   Atlanta Financial Center
                 3333, 3343 and 3353 Peachtree Road, N.E.
                 Atlanta, Fulton County, Georgia


Dear Overseas Partners (AFC), Inc.:

     With reference to the captioned First Mortgage Loan in the principal amount of $79,700,000.00 made by this Company to OVERSEAS PARTNERS (AFC), INC. (Borrower) on October 23, 1996 and, in accordance with your request, this is to advise, subject to the conditions set forth below, that this Company ("Lender") agrees to waive in part the obligations and requirements imposed upon Borrower pursuant to section 1.06.A Financial information/Audit of the Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the "Security Deed") securing the loan, for the periodic delivery to Lender of an audit (as described in said section section 1.06.A) certified by an independent certified public accountant, so long as, in exchange for such waiver, the chief financial officer of Borrower shall so certify such audit(s) as would otherwise be required to be certified by an independent certified public accountant. This waiver shall continue in effect until (1) an Event of Default (as defined in the Security Deed) has occurred under the Promissory Note, the Security Deed, or any other loan instrument, or (2) the property covered by the Security Deed has been conveyed or alienated by you contrary to the terms of the Security Deed (other than a transfer of all the outstanding voting stock of Borrower to a wholly owned direct subsidiary of Overseas Partners Capital Corp., a Delaware corporation), it being acknowledged by you that this consent and waiver is "personal" to Overseas Partners (AFC), Inc.

     Further, the within consent and waiver is also expressly conditioned that the required audit(s) are in fact so certified by the chief financial officer OF Borrower.

     The waivers and consents hereby granted extend only to the matters set forth and under the conditions and limitations herein stated, and such waivers and consents are not intended to affect the rights of the undersigned to exercise any power or right it may have under the Security Deed or the other loan instruments with respect to any of the other provisions contained therein.


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     Prior to any sale or transfer by Lender of the captioned loan or any interest therein, Lender will disclose to such transferee the terms and provisions of this letter, and any such sale or transfer shall be made subject to the terms and provisions of this letter.

     Please acknowledge your receipt and agreement to the foregoing by signing a copy hereof in the space provided and returning the same to the undersigned.

                                      Very truly yours,

                                      NEW YORK LIFE INSURANCE COMPANY


                                      By: PATRICIA J HUDSON
                                         ---------------------------------
                                         Name: PATRICIA J HUDSON
                                              ----------------------------
                                         Title: Real Estate Vice President
                                               ---------------------------

                                      -2-

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 [ACKNOWLEDGEMENT PAGE TO SIDE LETTER AGREEMENT REGARDING AUDIT CERTIFICATION]


Receipt and Agreement Hereby
Acknowledged as of the 23rd day
of October, 1996.

OVERSEAS PARTNERS (AFC), INC.,
a Georgia corporation


By: /s/ Michael J. Molletta
   ---------------------------

Title:  VP
      ------------------------